SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

PLUSH MALL, INC.

(Name of Registrant as Specified In Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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2) Aggregate number of securities to which transaction applies:

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4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[LOGO OF PLUSH MALL, INC.]

PLUSH MALL, INC.

2764 Lake Sahara Drive, Suite 111

Las Vegas, Nevada 89117

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about January ___, 2008 to the holders of record as of the close of business on January 21, 2008 of the common stock of Plush Mall, Inc., a Nevada corporation (“Plush Mall”).

Plush Mall’s Board of Directors has approved, and a total of 1 stockholder owning 70,000,000 shares of the 102,000,000 shares of common stock outstanding as of January 7, 2008, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada General Corporation Law and Plush Mall’s Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Plush Mall for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

Plush Mall will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Plush Mall will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Plush Mall’s common stock.

Plush Mall will only deliver one Information Statement to multiple security holders sharing an address unless Plush Mall has received contrary instructions from one or more of the security holders. Upon written or oral request, Plush Mall will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Plush Mall, Inc., 2764 Lake Sahara Drive, Suite 111, Las Vegas, Nevada 89117. Attn: Lorne Reicher, President. Mr. Reicher may also be reach by telephone at (702) 938-3656.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Plush Mall’s Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of Plush Mall’s outstanding capital stock is required to effect the action described herein. Plush Mall’s Articles of Incorporation does not authorize cumulative voting. As of the record date, Plush Mall had 102,000,000 voting shares of common stock issued and outstanding of which 51,000,001 shares are required to pass any stockholder resolutions. The sole consenting stockholder is the record and beneficial owner of 70,000,000 shares, which represents approximately 68.62% of the issued and outstanding shares of Plush Mall’s common stock. Pursuant to NRS 78.320 of the Nevada General Corporation Act, the consenting stockholder voted in favor of the actions described herein in a joint written consent, dated January 7, 2008. No consideration was paid for the consent. The consenting stockholder’s name, affiliations with Plush Mall, and his beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Lorne Reicher	President, Secretary, Treasurer and Director	70,000,000	68.62%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 7, 2008, certain information regarding the ownership of Plush Mall’s capital stock by each director and executive officer of Plush Mall, each person who is known to Plush Mall to be a beneficial owner of more than 5% of any class of Plush Mall’s voting stock, and by all officers and directors of Plush Mall as a group. Unless otherwise indicated below, to Plush Mall’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of January 7, 2008 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 102,000,000 shares issued and outstanding on a fully diluted basis, as of January 7, 2008.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (1)
Lorne Reicher (President, Secretary, Treasurer and Director) c/o Plush Mall, Inc. 2764 Lake Sahara Drive, Suite 111 Las Vegas, Nevada 89117	70,000,000	64.54%
John Risinger (Director) c/o Plush Mall, Inc. 2764 Lake Sahara Drive, Suite 111 Las Vegas, Nevada 89117	None	0%

Herbert T. Schmidt, Jr. (Director) c/o Plush Mall, Inc. 2764 Lake Sahara Drive, Suite 111 Las Vegas, Nevada 89117	None	0%
All officer and directors as a group (4 persons)	70,000,000	64.54%

(1) This table is based on 102,000,000 shares of common stock issued and outstanding on January 7, 2008.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to our highest paid officers and directors for our fiscal year ended February 28, 2007. No other compensation was paid to any such officer or directors other than the cash compensation set forth below.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Lorne Reicher (1), President, Secretary, Treasurer and Director	2007 2006 2005	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-

(1) Mr. Reicher has served as President, Secretary, Treasurer and Director since July 9, 2004, and has received no compensation as an executive officer or Director from the year ended February 28, 2007 through the date of filing of this information statement on Schedule 14C.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of January 8, 2008 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of February 28, 2007:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lorne Reicher (1)	2007 2006 2005	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-

John Risinger (2)	2007 2006 2005	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Herbert T. Schmidt, Jr.(3)	2007 2006 2005	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-

(1) Mr. Reicher has served as a Director since July 9, 2004, and has received no compensation as an executive officer or Director from the year ended February 28, 2007 through the date of filing of this information statement on Schedule 14C.

(2) Mr. Risinger has served as a Director since September 13, 2007, and has received no compensation as a Director from the date his appointment to the Board of Directors through the date of filing of this information statement on Schedule 14C.

(3) Mr. Schmidt has served as a Director since October 22, 2007, and has received no compensation as a Director from the date his appointment to the Board of Directors through the date of filing of this information statement on Schedule 14C.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors.  All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Plush Mall which may result in a change in control of Plush Mall.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of Plush Mall’s Board of Directors and the written consent of the consenting stockholder:

ACTION 1

NAME CHANGE

On January 7, 2008, the Board of Directors and the consenting stockholder unanimously adopted and approved an amendment to Plush Mall’s Articles of Incorporation to change the name of Plush Mall to “Strongbow Resources Inc.”

ADDITIONAL AND AVAILABLE INFORMATION

Plush Mall is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the Securities and Exchange Commission (“SEC”) at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street N.E., Washington, D.C. 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

Plush Mall’s Registration Statement on Form SB-2 filed with the SEC on December 1, 2006, Current Reports on Form 8-K, filed on September 9, 2007, October 22, 2007 and October 29, 2007, and Quarterly Reports on Form 10-QSB, for the quarters ended May 31, 2007, August 31, 2007 and November 30, 2007 have been incorporated herein by this reference.

Plush Mall will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Plush Mall pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Plush Mall should be addressed to Lorne Reicher, President, at Plush Mall’s principal executive offices, at: Plush Mall, Inc., 1255 West Pender Street, Vancouver, British Columbia, Canada V6E 2V1, telephone (702) 938-3656.